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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): July 31, 2006

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                           CHROMCRAFT REVINGTON, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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            Delaware                    1-13970             35-1848094
 (State or other jurisdiction of    (Commission File       (IRS Employer
         incorporation)                  Number)        Identification No.)

   1100 North Washington Street, Delphi, Indiana              46923
     (Address of Principal Executive Offices)               (Zip Code)

                                 (765) 564-3500
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 31, 2006, Chromcraft Revington, Inc. issued a press release announcing certain financial results for its second quarter ended July 1, 2006. The press release is set forth in Exhibit 99.1 attached hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       (d) Exhibits.

           99.1  Press Release of Chromcraft Revington, Inc. dated
                 July 31, 2006.




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  August 4, 2006

                                  CHROMCRAFT REVINGTON, INC.

                                  By: /s/ Frank T. Kane
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                                       Frank T. Kane
                                       Vice President - Finance and
                                       Chief Financial Officer





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                                  EXHIBIT INDEX



Exhibit
Number     Description
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99.1       Press Release of Chromcraft Revington, Inc. dated July 31, 2006









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